Condensed Interim Consolidated Statements of Net and Comprehensive Loss (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Profit or loss [abstract]
Revenue	$ 50
Expenses
Amortization of patent rights	12	8
Depreciation of right-of-use assets	54	6
Depreciation of property, plant, and equipment	31
General and administrative	4,066	1,670
Research and development	7,640	46
Total expenses	11,803	1,730
Net loss from operations	(11,753)	(1,730)
Finance income	(13)	(2)
Loss (gain) on change in fair value of warrant derivative	3,054	(1,117)
Warrant derivative liability issue cost		157
Finance Income (Cost)	3,041	(962)
Net and comprehensive loss	$ (14,794)	$ (768)
Basic and diluted loss per share	$ (0.15)	$ (0.02)